Exhibit 99.1

Hercules Capital Proudly Announces Eight Portfolio

Companies Have Completed or Announced an IPO or M&A

Liquidity Event Year-to-Date 2018

•	Hercules’ Leading Originations Platform Continues to Finance Some of the Most Promising Innovative and Disruptive Venture-Backed Companies in the Market

PALO ALTO, Calif., July 11, 2018 – Hercules Capital, Inc. (NYSE: HTGC) (“Hercules” or the “Company”), the leading specialty financing provider to innovative venture growth stage companies backed by leading venture capital firms, is pleased to announce the latest liquidity events for eight (8) of its portfolio companies: DocuSign, Inc., Tricida, Inc. and BridgeBio Inc./Eidos Therapeutics, Inc., which recently completed their initial public offerings (“IPO”); and Inotek Pharmaceuticals Corporation, Neothetics, Inc., IntegenX Inc., FanDuel and RazorGator, Inc., all of which recently completed or announced a merger or acquisition.

IPO Events

1.

In April 2018, Hercules’ portfolio company, DocuSign Inc. (NASDAQ: DOCU), a company that provides electronic signature technology and digital transaction management services for facilitating electronic exchanges of contracts and signed documents, completed its IPO debut raising approximately $725.0 million pricing 25.0 million shares at $29 per share.

Hercules currently holds 385,000 shares of common stock at $15.79 per share as of March 31, 2018, representing an unrealized gain of approximately $15.2 million and $0.18 in Net Asset Value increase, based on the closing price of $55.35 for DocuSign on July 9, 2018. The unrealized gain may increase or decrease as the stock price of DocuSign moves up or down from its closing price on July 9, 2018, thereby impacting Hercules’ eventual realized gain or (loss).

2.

In June 2018, Hercules’ portfolio company, Tricida, Inc. (NASDAQ: TCDA), a late-stage pharmaceutical company focused on the development and commercialization of its lead product candidate, TRC101, a non-absorbed, orally-administered polymer drug design to treat metabolic acidosis in patients with chronic kidney disease, completed its IPO raising approximately $255.6 million pricing 13.5 million shares at $19.00 per share.

Hercules initially committed $75.0 million in venture debt financing in February 2018. Hercules currently holds warrants for 53,458 shares of common stock and holds 105,260 shares of common stock as of June 30, 2018, and has a potential unrealized gain of approximately $1.9 million, based on the closing price of $30.50 for Tricida on July 9, 2018. The unrealized gain may increase or decrease as the stock price of Tricida moves up or down from its closing price on July 9, 2018, thereby impacting Hercules’ eventual realized gain or (loss).

3.

In June 2018, Hercules’ portfolio company, Eidos Therapeutics, Inc. (NASDAQ: EIDX), a clinical stage biopharmaceutical company focused on addressing the large and growing unmet need in disease caused by amyloidosis, which is a majority-owned subsidiary of Hercules’ portfolio company, BridgeBio Inc., a clinical-stage biotech company developing novel, genetically targeted therapies to improve the lives of patients, completed its IPO raising approximately $122.2 million pricing 7.2 million shares of common stock at $17.00 per share.

Hercules currently holds 15,000 shares of common stock as of as of July 9, 2018 and has a potential unrealized gain of approximately $142,000 based on the closing stock price of $22.76 for Eidos on July 9, 2018. The unrealized gain may increase or decrease as the stock price of Eidos moves up or down from its closing price on July 9, 2018, thereby impacting Hercules’ eventual realized gain or (loss).

Realized Gain Events

1.

In October 2017, Hercules’ portfolio company ForeScout Technologies, Inc. (NASDAQ: FSCT), a leading Internet of Things security company, completed its IPO. Hercules held 199,842 shares of common stock, as of March 31, 2018.

Subsequent to March 31, 2018, Hercules liquidated its entire position in ForeScout and recognized a net realized gain of approximately $5.7 million from the IPO.

2.

In July 2018, Hercules’ portfolio company FanDuel, a leading U.S. daily fantasy sports operator, was acquired by Paddy Power Betfair plc (LON: PPB), an international, multi-channel sports betting and gaming operator, and combined with Paddy Power’s U.S. business (Betfair US). Under the agreement, the cash contribution was used to pay down existing FanDuel debt and fund working capital of the new combined businesses.

Hercules initially committed $20.0 million in venture debt financing, including $1.0 million in convertible debt, in October 2016, and held warrants for 15,570 shares of common stock and 4,648 shares of Preferred Series A stock as of March 31, 2018. Subsequent to the close of the transaction, Hercules’ term loan was paid off in full, along with the convertible debt and warrants. The potential realized gain from the transaction is approximately $1.7 million.

Portfolio Companies IPO Filings

As of July 9, 2018, Hercules held warrant and equity positions in two (2) portfolio companies that had filed confidential Registration Statements under the JOBS Act with the Securities and Exchange Commission in contemplation of a potential IPO. There can be no assurances that companies that have yet to complete their IPOs will do so.

Potential Liquidity Events

Hercules holds equity and warrant positions in 53 and 134 portfolio companies, respectively, as of March 31, 2018, representing potential future additional returns to investors. There can be no assurances that all companies may complete their initial public offering or complete an M&A event.

M&A Events Announced or Completed

1.

In January 2018, Hercules’ portfolio company Inotek Pharmaceuticals Corporation (NASDAQ: ITEK), a clinical-stage biopharmaceutical company focused on the discovery, development and commercialization of therapies for ocular diseases, completed their merger agreement with Rocket Pharmaceuticals Ltd. (NASDAQ: RCKT), a leading US-based gene therapy company. The combined company operates under Rocket Pharmaceuticals, Inc. (NASDAQ: RCKT).

Hercules committed $1.5 million in venture debt financing to Inotek in August 2007 and held 944 shares of common stock as of March 31, 2018.

2.

In January 2018, Hercules’ portfolio company Neothetics, Inc. (NASDAQ: NEOT) a clinical-stage specialty pharmaceutical company that has been focused on developing therapeutics for the aesthetic market, completed their merger agreement with privately-held Evofem Biosciences, Inc., a wholly-owned subsidiary of Neothetics. in an all-stock transaction. In January 2018, Evofem completed the reverse merger acquisition of Neothetics.    The merged company is now operating as Evofem Biosciences, Inc. (NASDAQ: EVFM).

Hercules initially committed $10.0 million in venture debt financing in June 2014, and currently holds warrants for 7,806 shares of common stock as of March 31, 2018.

3.

In March 2018, Hercules’ portfolio company IntegenX Inc., the market leader of rapid human DNA identification technology for use in forensics and law enforcement applications, was acquired by Thermo Fisher Scientific Inc., the world leader in serving science. Terms of the transaction were not disclosed.

Hercules initially committed $17.5 million in venture debt financing in June 2016.

4.

In May 2018, Hercules’ portfolio company RazorGator Inc., an online ticket reselling platform for sports, theater and concert tickets, and vacation packages for sporting events, was acquired by TickPick, an online ticket marketplace to buy, bid on and sell tickets on sports, concerts and other live events. Terms of the transaction were not disclosed.

Hercules initially committed $5.0 million in venture debt financing in January 2005, and currently holds 34,783 shares of Preferred Series AA stock as of March 31, 2018.

About Hercules Capital, Inc.

Hercules Capital, Inc. (NYSE: HTGC) (“Hercules”) is the leading and largest specialty finance company focused on providing senior secured venture growth loans to high-growth, innovative venture capital-backed companies in a broad variety of technology, life sciences and sustainable and renewable technology industries. Since inception (December 2003), Hercules has committed more than $7.6 billion to over 420 companies and is the lender of choice for entrepreneurs and venture capital firms seeking growth capital financing. Companies interested in learning more about financing opportunities should contact info@htgc.com, or call 650.289.3060.

Hercules’ common stock trades on the New York Stock Exchange (NYSE) under the ticker symbol “HTGC.” In addition, Hercules has four outstanding bond issuances of 6.25% Notes due 2024

(NYSE: HTGX), 4.375% Convertible Notes due 2022, 4.625% Notes due October 2022 and 5.25% Notes due 2025 (NYSE: HCXZ).

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended, and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports we file under the Exchange Act.

The information disclosed in this press release is made as of the date hereof and reflects Hercules most current assessment of its historical financial performance. Actual financial results filed with the SEC may differ from those contained herein due to timing delays between the date of this release and confirmation of final audit results. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market volatility, and other factors the Company identifies from time to time in its filings with the SEC. Although Hercules believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Hercules assumes no obligation to update the forward-looking statements for subsequent events.

Contact:

Michael Hara

Investor Relations and Corporate Communications

Hercules Capital, Inc.

(650) 433-5578

mhara@htgc.com